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                                    E.I.I. REALTY
                                    SECURITIES FUND

                              INSTITUTIONAL SHARES

                                  JUNE 30, 2001
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                               TABLE OF CONTENTS

Letter to Shareholders.....................................................    1

Schedule of Investments....................................................    3

Statement of Assets and Liabilities........................................    5

Statement of Operations....................................................    6

Statements of Changes in Net Assets........................................    7

Financial Highlights.......................................................    8

Notes to the Financial Statements..........................................    9

Report of Independent Auditors.............................................   12

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                  JUNE 30, 2001

To Our Shareholders:

We are pleased to report to you that we have completed our third full year of operations with very strong performance. For the fiscal year ended June 30, 2001, the E.I.I. Realty Securities Fund (the "Fund") produced a return of 20.8% compared to our median peer universe of 20.7% and the benchmark return of 24.4%. Net Assets of the Fund were $184.8 million.

For the fiscal year-end June, 2001 the REIT market has been driven by two very distinct influences. For the first six months of the year performance was largely driven by traditional real estate fundamentals as investors focused their attention on the favorable supply/demand dynamics. As the U.S. economy began to falter, investors shifted their attention to the defensive characteristics of REITs, particularly the high visibility of earnings, high and stable dividend yield and tangible asset base.

Beginning in the middle of 2000, the demand for real estate significantly outweighed the supply. The most impacted markets were those where intellectual capital was in tremendous demand yet supply in those locales remained disciplined. Locations such as Boston, New York City, Washington D.C and San Francisco saw vacancies fall into the low single digits. The balance of power greatly favored the landlord as they were able to push rental rates to record levels. For the first half of the Fund's fiscal year, REITs reported substantially better than expected earnings. The favorable real estate fundamentals produced strong performance in all property types. Consumer demand for retail and apartment space was nearly as strong as corporate demand for office and industrial space. For the first half of the Fund's fiscal year, the NAREIT Equity Index rose 11.7%.

As the year  progressed,  the U.S.  economy  began to  deteriorate.  The Federal
Reserve took immediate action beginning early in January and has since implemented six rate cuts totaling 275 basis points. Throughout this period investors' uncertainty towards the depth and breadth of this slowdown progressively rose. As a result, investors began to seek defensive investments that could more appropriately weather a difficult U.S. economy. REITs were the beneficiary. REITs' long-term contractual leases with their tenants support substantial visibility in earnings for the next 12-18 months. The NAREIT Equity Index's dividend yield of 6.8% as of June 30, 2001 provides an immediate reward for investors, and REITs' tangible asset base provide a degree of capital preservation. While the slowing economy has dampened the demand for real estate, particularly in the areas which had been most positively impacted, the fundamentals of the real estate market remain supportive for more normalized returns.

This past fiscal year was definitely a challenge for investors. However, those that implemented a diversified portfolio including REITs were able to weather the storm with more comfort. We believe REITs continue to represent an attractive investment opportunity for investors supported by favorable valuations and high dividend yields.

We take pride in introducing Peter Gavey as the new President of the Fund. Our previous President, David O'Connor, remains a member of the Board of Trustees. Lastly, we are pleased to announce that Morningstar has recently awarded the Fund a 4-star rating, a rating that corroborates our focus on delivering superior risk-adjusted returns. We thank you for your continued support and the confidence you have placed with us.

Very Truly Yours,

/s/ SIGNATURE                                             /s/ SIGNATURE
Richard J. Adler                                          Peter J. Gavey, CFA
Chairman                                                  President

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                  JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

                             EII           NAREIT          Wilshire
                           Realty          Equity        Real Estate
                      Securities Fund      Index     Securities Index
         6/11/98          $10,000         $10,000         $10,000
         6/30/98           10,260          10,253          10,253
         7/31/98            9,650           9,587           9,539
         8/31/98            8,940           8,683           8,548
         9/30/98            9,390           9,174           9,027
        10/31/98            9,213           9,004           8,903
        11/30/98            9,415           9,137           9,071
        12/31/98            9,306           8,907           8,941
         1/31/99            9,112           8,720           8,747
         2/28/99            9,000           8,515           8,678
         3/31/99            8,908           8,477           8,631
         4/30/99            9,801           9,281           9,551
         5/31/99           10,039           9,485           9,712
         6/30/99            9,728           9,332           9,547
         7/31/99            9,382           9,035           9,182
         8/31/99            9,309           8,920           9,044
         9/30/99            8,910           8,581           8,636
        10/31/99            8,613           8,370           8,475
        11/30/99            8,571           8,234           8,342
        12/31/99            8,955           8,495           8,656
         1/31/00            8,987           8,523           8,691
         2/29/00            8,847           8,421           8,525
         3/31/00            9,256           8,698           8,899
         4/30/00            9,856           9,283           9,533
         5/31/00            9,933           9,374           9,648
         6/30/00           10,336           9,615           9,973
        12/31/00           11,591          10,735          11,316
         1/31/01           11,501          10,847          11,429
         2/28/01           11,264          10,674          11,192
         3/31/01           11,321          10,777          11,201
         4/30/01           11,582          11,034          11,467
         5/31/01           11,798          11,301          11,788
         6/30/01           12,490          11,964          12,426



                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2001

                                                      CUMULATIVE TOTAL RETURN               AVERAGE ANNUAL TOTAL RETURN
                                           --------------------------------------------    ----------------------------
                                               CALENDAR         TWELVE         SINCE       THREE YEARS         SINCE
                                             YEAR-TO-DATE       MONTHS       INCEPTION*                     INCEPTION*
                                           ---------------------------------------------   ----------------------------
E.I.I. REALTY SECURITIES FUND                    7.76%            20.84%       24.90%         6.77%            7.55%

NAREIT Equity Index(1)                          11.45%            24.43%       19.64%         5.28%            6.04%

Wilshire Real Estate Securities Index(1)         9.81%            24.60%       24.26%         6.62%            7.37%

*  Inception date was June 11, 1998.

(1)For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2001


COMMON STOCK--96.3%                                                                         SHARES             VALUE
                                                                                          -----------        ------------
   AMB Property Corp.                                                                       283,100          $  7,292,656
   Apartment Investment & Management Co., Class A                                           195,500             9,423,100
   Archstone Communities Trust                                                              179,500             4,627,510
   Arden Realty, Inc.                                                                       191,300             5,107,710
   Avalonbay Communities, Inc.                                                              101,731             4,755,924
   Boston Properties, Inc.                                                                  193,000             7,893,700
   Brandywine Realty Trust                                                                  130,200             2,922,990
   BRE Properties, Inc., Class A                                                             79,900             2,420,970
   Brookfield Properties Corp.                                                              108,000             2,063,880
   CarrAmerica Realty Corp.                                                                 148,500             4,529,250
   Charles E. Smith Residential Realty, Inc.                                                 71,200             3,570,680
   Chateau Communities, Inc.                                                                158,332             4,971,625
   Equity Office Properties Trust                                                           446,312            14,116,848
   Equity Residential Properties Trust                                                      160,399             9,070,563
   Felcor Lodging Trust, Inc.                                                                58,400             1,366,560
   General Growth Properties, Inc.                                                           67,300             2,648,928
   Highwoods Properties, Inc.                                                                94,600             2,521,090
   Host Marriot Corp.                                                                       284,400             3,560,688
   Kilroy Realty Corp.                                                                       89,900             2,616,090
   Kimco Realty Corp.                                                                       153,500             7,268,225
   Liberty Property Trust                                                                   129,800             3,842,080
   The Macerich Co.                                                                         152,400             3,779,520
   Manufactured Home Communities, Inc.                                                       67,900             1,907,990
   MeriStar Hospitality Corp.                                                                77,000             1,828,750
   Nationwide Health Properties, Inc.                                                       228,300             4,611,660
   Pan Pacific Retail Properties, Inc.                                                       66,500             1,729,000
   Post Properties, Inc.                                                                    104,420             3,952,297
   ProLogis Trust                                                                           323,493             7,349,761
   Public Storage, Inc.                                                                     217,970             6,462,811
   The Rouse Company                                                                        132,400             3,793,260
   Simon Property Group, Inc.                                                               182,400             5,466,528
   SL Green Realty Corp.                                                                    143,000             4,334,330
   Spieker Properties, Inc.                                                                  34,800             2,086,260
   Starwood Hotels & Resorts Worldwide, Inc.                                                191,786             7,149,782
   Storage USA, Inc.                                                                         40,400             1,454,400
   Sun Communities, Inc.                                                                    104,200             3,683,470
   Taubman Centers, Inc.                                                                    176,800             2,475,200
   TrizecHahn Corp.                                                                         148,900             2,708,491
   Vornado Realty Trust                                                                     171,700             6,703,168
                                                                                                             ------------
   TOTAL COMMON STOCK (Cost $149,975,539)                                                                     178,067,745
                                                                                                             ------------

                 See Accompanying Notes to Financial Statements

                                       3


                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2001

PREFERRED STOCK - 1.0%                                                                      SHARES              VALUE
                                                                                          -----------        ------------
   Vornado Realty Trust Preferred Convertible, Series A                                      34,600          $  1,906,460
                                                                                                             ------------

 TOTAL PREFERRED STOCK (Cost $1,751,818)                                                                       1,906,460
                                                                                                             ------------

TEMPORARY INVESTMENTS - 6.1%                                                              PAR (000)
                                                                                         ----------
   Provident Institutional Funds, T-Fund Portfolio                                          $ 1,664             1,663,586
   Provident Institutional Funds, Treasury Trust Portfolio                                    9,513             9,512,882
                                                                                                             ------------

 TOTAL TEMPORARY INVESTMENTS (Cost $11,176,468)                                                                11,176,468
                                                                                                             ------------

TOTAL INVESTMENTS - 103.4% (Cost $162,903,825) +                                                              191,150,673

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.4%)                                                                 (6,307,149)
                                                                                                             ------------

TOTAL NET ASSETS - 100%                                                                                      $184,843,524
                                                                                                             ============

+ The cost for federal income tax purposes is $163,350,104.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2001

ASSETS
    Investments at value (Cost $162,903,825) .........................      $191,150,673
    Dividends receivable .............................................           997,246
    Interest receivable ..............................................            19,499
    Organizational expenses ..........................................            71,077
    Prepaid expenses and other assets ................................            12,424
                                                                            ------------
      TOTAL ASSETS ...................................................       192,250,919
                                                                            ------------

LIABILITIES
    Payable for fund shares redeemed .................................         7,212,658
    Investment advisory fees payable .................................           136,425
    Other accrued expenses ...........................................            58,312
                                                                            ------------
      TOTAL LIABILITIES ..............................................         7,407,395
                                                                            ------------

NET ASSETS (Applicable to 16,781,724
     Institutional Class Shares outstanding, $.01
     Par value, unlimited shares authorized) .........................      $184,843,524
                                                                            ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
PER INSTITUTIONAL CLASS SHARE ........................................            $11.01
                                                                            ============

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             STATEMENT OF OPERATIONS

                                                                          Year Ended
                                                                        June 30, 2001
                                                                        -------------
INVESTMENT INCOME
         Dividends (less foreign tax withheld $1,776) .............       $ 9,636,764
         Interest .................................................           335,691
                                                                          -----------
                  Total Investment Income .........................         9,972,455
                                                                          -----------

EXPENSES
         Management fee ...........................................         1,207,581
         Administrative fee .......................................           241,516
         Directors' fees and expenses .............................            57,957
         Filing fees ..............................................            53,459
         Legal fees ...............................................            41,245
         Transfer Agent fees ......................................            40,276
         Organizational fees ......................................            36,540
         Audit fees ...............................................            19,578
         Custodian fee ............................................            19,210
         Shareholders' reports ....................................            10,750
         Insurance expense ........................................             9,189
         Other expenses ...........................................             1,433
                                                                          -----------
                  TOTAL EXPENSES ..................................         1,738,734
         Less: Expenses Waived or Reimbursable ....................          (129,539)
                                                                          -----------
                  NET EXPENSES ....................................         1,609,195
                                                                          -----------
         NET INVESTMENT INCOME ....................................         8,363,260
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENT SECURITIES
         Net Realized Gain on Investment Securities Sold ..........         1,130,321
         Change in Unrealized Appreciation of Investment Securities        21,057,108
                                                                          -----------
                  NET GAIN ON INVESTMENT SECURITIES ...............        22,187,429
                                                                          -----------

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ....................................       $30,550,689
                                                                          ===========

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                               June 30, 2001       June 30, 2000
                                                               -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
    Operations:
         Net Investment Income ..........................       $  8,363,260        $  5,056,007
         Net Realized Gain (Loss) on Investments ........          1,130,321          (2,876,733)
         Change in Unrealized Appreciation of
            Investment Securities .......................         21,057,108           7,461,871
                                                                ------------        ------------

                 Net Increase in Assets Resulting
                 From Operations ........................         30,550,689           9,641,145
                                                                ------------        ------------

    Distributions From:
         Net Investment Income ..........................         (6,061,647)         (3,641,186)
                                                                ------------        ------------
                 Total distributions ....................         (6,061,647)         (3,641,186)
                                                                ------------        ------------

    Capital Share Transactions - Institutional Class: (1)
         Shares Issued ..................................         46,715,422          73,923,152
         Shares Issued in Reinvestment of Distributions .          5,063,718           2,987,283
         Shares Redeemed ................................        (21,492,260)         (5,191,245)
                                                                ------------        ------------
                 Net Increase from Capital Share
                 Transactions ...........................         30,286,880          71,719,190
                                                                ------------        ------------

    Total Increase in Net Assets ........................         54,775,922          77,719,149
                                                                ------------        ------------

NET ASSETS
    Beginning of Year ...................................        130,067,602          52,348,453
                                                                ------------        ------------
    End of Year  (2) ....................................       $184,843,524        $130,067,602
                                                                ============        ============

(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
    Shares Issued .......................................          4,643,682           8,374,422
    Shares Reinvested ...................................            511,867             350,493
    Shares Redeemed .....................................         (2,092,656)           (586,753)
                                                                ------------        ------------
                                                                   3,062,893           8,138,162
                                                                ============        ============

(2) Including undistributed net investment income .......       $  3,067,276        $  2,056,919

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                                June 11, 1998 (a)
                                                             Year Ended        Year Ended         Year Ended        through
                                                            June 30, 2001     June 30, 2000      June 30, 1999   June 30, 1998
                                                            -------------     -------------      -------------  -----------------
Net Asset Value, Beginning of Period .............               $9.48              $9.38            $10.26         $10.00
                                                              --------           --------           -------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net Investment Income .......................                0.50               0.47              0.39           0.05
     Net Gain (Loss) on Securities (Realized and
        Unrealized) ..............................                1.42               0.06             (0.95)          0.21
                                                              --------           --------           -------         ------
          Total from Investment Operations .......                1.92               0.53             (0.56)          0.26
                                                              --------           --------           -------         ------

LESS DISTRIBUTIONS
     Net Investment Income .......................               (0.39)             (0.43)            (0.32)            --
                                                              --------           --------           -------         ------
          Total Distributions ....................               (0.39)             (0.43)            (0.32)            --
                                                              --------           --------           -------         ------

Net Asset Value, End of Period ...................              $11.01              $9.48             $9.38         $10.26
                                                              ========           ========           =======         ======

Total Return .....................................               20.84%              6.25%            (5.18%)         2.60%#

Net Assets, End of Period (thousands) ............            $184,844           $130,068           $52,348           $514

Ratio of Expenses to Average Net Assets ..........                1.00%              1.00%             1.00%          1.00%*

Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Assumptions of Expenses) ..........                1.08%              1.29%             1.73%         37.75%*

Ratio of Net Investment Income to Average
    Net Assets ...................................                5.19%              6.34%             6.11%         10.50%*

Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and Assumptions
   of Expenses) ..................................                5.11%              6.05%             5.38%        (26.25)%*

Portfolio Turnover Rate ..........................                  20%                25%               17%            22%

*   Annualized
#   Non-Annualized
(a) Commencement of Operations.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       NOTES TO THE FINANCIAL STATEMENTS

A.  ORGANIZATION:

E.I.I. Realty Securities Trust was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. E.I.I. Realty Securities Trust may offer one or more portfolios of its shares; at present only shares of E.I.I. Realty Securities Fund (the "Fund") are being offered. The Fund may offer three classes of shares; Institutional, Adviser and Investor. As of June 30, 2001, the Adviser and Investor Classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Fund, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.


B.  SIGNIFICANT ACCOUNTING POLICIES:

The following significant  accounting policies are in conformity with accounting
principles   generally  accepted  in  the  United  States.   Such  policies  are
consistently followed by the Fund in preparation of its financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions can not be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Fund on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

As of June 30, 2001, the Fund increased accumulated net investment income by $25,169 with an offsetting decrease to paid-in capital. The Fund also increased accumulated net realized gain on investments by $1,316,425 with an offsetting decrease to accumulated net investment income. Net assets were not affected by these changes.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund has a capital loss carryforward for federal income tax purposes of $676,297 that is available as a reduction of future net capital gains realized through the year June 30, 2008.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight-line basis over a period of 60 months.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.



C.  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

The Fund has entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. will also provide administrative services to the Fund. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Fund's average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund.


D.  INVESTMENT TRANSACTIONS:

For the year ended June 30, 2001, the Fund made the following purchases and sales of investment securities other than U.S. Government Securities:

          Purchases.............................................     $65,098,171
          Sales.................................................      31,583,743

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2001, gross unrealized appreciation and depreciation for federal income tax purposes on investment securities for the Fund was as follows:

          Gross Unrealized Appreciation.......................      $27,807,932
          Gross Unrealized Depreciation.......................           (7,363)
                                                                    ------------
          Net.................................................      $27,800,569
                                                                    ===========


E.  COMPONENTS OF NET ASSETS:

At June 30, 2001, net assets consisted of:

          Paid-In Capital.....................................     $154,651,976
          Undistributed Net Investment Income.................        3,067,276
          Accumulated Net Realized Loss.......................       (1,122,576)
          Net Unrealized Appreciation of
            Investment Securities.............................       28,246,848
                                                                   ------------
                                                                   $184,843,524
                                                                   ============
                                       11

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholder and Board of Trustees
E.I.I. Realty Securities Fund

We have audited the accompanying statement of assets and liabilities of E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust, including the portfolio of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of E.I.I. Realty Securities Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated
periods, in conformity with accounting principles generally accepted in the United States.
                                                     /s/ ERNST & YOUNG LLP
                                                         [GRAPHIC OMITTED]
New York, New York
August 3, 2001

INVESTMENT ADVISER & ADMINISTRATOR       OFFICERS & TRUSTEES
----------------------------------       -------------------
E.I.I. Realty Securities, Inc.           Richard J. Adler, CHAIRMAN,
667 Madison Avenue                       CHIEF EXECUTIVE OFFICER & TRUSTEE
16th Floor                               Peter J. Gavey, PRESIDENT
New York, NY 10021                       Alissa R. Fox, SECRETARY & TREASURER
(212) 644-0794                           Warren K. Greene, INDEPENDENT TRUSTEE
                                         Joseph Gyourko, INDEPENDENT TRUSTEE
SUB-ADMINISTRATOR & TRANSFER AGENT       Richard W. Hutson, INDEPENDENT TRUSTEE
----------------------------------       Samuel R. Karetsky, TRUSTEE
PFPC, Inc.                               David P. O'Connor, TRUSTEE
400 Bellevue Parkway                     Carl W. Schafer, INDEPENDENT TRUSTEE
Wilmington, DE 19809-3710

CUSTODIAN
---------
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL
-------------
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY  10022

INDEPENDENT AUDITORS
--------------------
Ernst & Young LLP
787 Seventh Avenue
New York, NY  10019

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                                 E.I.I. REALTY
                                 SECURITIES FUND

                                  888-323-8912